Subsequent events	6 Months Ended	12 Months Ended
	Feb. 28, 2025	Aug. 31, 2024
Subsequent Events [Abstract]
Subsequent events

18. Subsequent events

The Company has evaluated subsequent events through the date of filling the 10Q, and has determined that there are no events requiring disclosure or adjustment in the condensed interim consolidated financial statements.

20. Subsequent events

Company entered into a short term loan agreement for $525,000 during the month of October 2024. The loan has $25,000 adminstrative fee at the time of disbursement.

On November 14, 2024, Company issued 382,667 ordinary shares at the purchase price of $0.60 per share. Further Company also issued 1,284,000 Pre-funded Warrants at the price of $0.5999. Total gross proceeds from offering was $999,871